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RESPONSE GENETICS

Rodman & Renshaw Conference

NASDAQ: RGDX

September 2010
Kathleen Danenberg

RESPONSE GENETICS

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our strategy, future events, future operations, future financial position, future financial performance, future revenues, projected costs, prospects, plans and objectives of management, including our expected revenue growth and net earnings for 2010, and any other statements containing the words "may," "will," "should," "could," "would," "believes", "expects", "anticipates", "plans", "estimates", "intends", "predicts", "projects", "potential", "continue" and similar expressions, including the negative of such terms, are forward-looking statements.

These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including risks relating to additional financial, early-stage product development, clinical trials, clinical testing of samples, and those risk factors set forth in the Company's Securities and Exchange Commission filings. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

Agenda

- Overview
- Strategy
- Performance

OVERVIEW

Our Goal:

The right therapy

…for each patient

…the first time™

Through Molecular Diagnostics

Response Genetics, Inc.

The Challenge:

Low response rate to chemotherapy

The Solution:

Molecular tests predicting the patient's likelihood of response to different therapies

- ResponseDX™:PCR based genetic tests
- Clinical utility associated with test development

STRATEGY

Commercial Strategy

- ***Integrating ResponseDx™ Predictive Biomarker Tests into Routine Clinical Practice.***

✓ **Focus on Oncologists**

- Prescribe Chemotherapy
- Data Driven: Accept Proof of Clinical Utility
- Prefer Quantitative PCR Based Testing

RESPONSE GENETICS

Commercial Strategy

- ***Association with Academic Thought Leaders Drives Acceptance of ResponseDX™ Panels***

✓ **Focus on Oncologists**

- ~10 Presentations/Yr Validating Association of ResponseDx™ Biomarkers with Clinical Studies
- Development of Pipeline of Tests with Academia
- Association with Pharmaceutical Clinical Trials

Commercial Strategy

- ***Pharmaceutical Company Companion Dx***

✓ **Focus on Assay Development**

- Response Genetics' Biomarker Assays are Developed and Validated in a Regulatory Compliant Manner.
- Large Pharmaceutical Companies have Gained Interest in our Validated Assays.
  - Example: BRAF Assay Licensed by GSK

RESPONSE GENETICS

Personalized Medicine in Clinical Practice

Growing Revenue from DX Tests

Growth of highly targeted, effective, expensive pharmaceutical agents in oncology

demand from physicians, payers, and patients for predictive genetic tests

RESPONSE GENETICS

Business Unit Overview: Synergy



Pharmaceutical Clinical Trials/Diagnostics
PGx
Dx
ResponseDx™ Testing
RGI
R&D
Global clinical trial support MAGE A3 GSK
R&D
ResponseDX Predictive Panels (Lung, Colon, Gastric)
Future Tests

RESPONSE GENETICS

Response Genetics, Inc. (RGI)

Difference:

- **Proprietary Technologies:**
  - Robust Genetic Material Isolation (RNA/DNA)
    - Results from > 95% clinical samples
  - Gene tests for most used chemotherapies
    - Platinum sensitivity (ERCC1), fluoropyrimidines (TS),
    - HER2, EGFR
- **Global Presence for Clinical trial Support**
- **Clinically Relevant Diagnostic Tests Developed with Access to Clinical Utility**

RESPONSE GENETICS

Clinically Relevant PCR/RT-PCR Based Tests

- Associated with Benefit from Chemotherapy

ResponseDX:Lung™	ResponseDX:Colon™	ResponseDX:Gastric™
• ERCC1 (Platinum)* • RRM1 • TS (Histology)* • EGFR (exp) (TKI)* • EGFR Mutation (TKI) • KRAS (TKI) • EML4-ALK (TKI)	• ERCC1 (Platinum)* • EGFR (exp) (FOLFIRI)* • BRAF (Cetuximab) • KRAS (Cetuximab) • TS (FOLFOX)*	• ERCC1 (Platinum)* • TS (FOLFOX)* • HER2 (Trastuzumab)*

** Issued IP*

NCCN Practice Guidelines, Lung ERCC1, RRM1, KRAS, EGFR listed as most predictive and prognostic markers

RESPONSE GENETICS

Benefit from Selection

Treatment Selection with Biomarkers — Unselected Treatment



NSCLC
Erlotinib (EGFR Selection)
70.6
Platin Doublets (Low ERCC1)
Non-Platin Doublets (High ERCC1)
53
Carbo/Taxol-Avastin (E4599)
(Unselected)
35
Alimta/Cis (Unselected)
30.6
Various Platin Doublets (E1594)
(Unselected)
19
0 10 20 30 40 50 60 70 80
Response Rate %



CRC
FOLFOX (Low TS-ERCC1)
37.1
FOLFIRI (HighERCC1-EGFR)
32
FOLFOX (Unselected)
21.5
FOLFIRI (Unselected)
20.6
FOLFOX + Bev (Unselected)
21.2
0 5 10 15 20 25 30 35 40
Median Overall Survival (Months)

RESPONSE GENETICS

ResponseDX™ Sales Ramp (Q108-Q210)



Tests Ordered
2500
2000
1500
1000
500
0
3
47
213
283
505
923
1273
1672
2023
2499
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210

RESPONSE GENETICS

Revenue Growth



Revenue Thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Q109
Q209
Q309
Q409
Q110
Q210
ResponseDX Accrual Adjustment
ResponseDX
Pharma

RESPONSE GENETICS

Revenue Growth

Revenues	Q109	Q209	Q309	Q409	Q110	Q210
Pharma	$1,274,372	$1,452,005	$1,344,874	$1,705,000	$2,000,000	$2,125,160
Response DX	$262,854	$446,234	$914,649	$1,700,000	$1,700,000	$2,000,000
Response DX Accrual Adjustment						$1,500,000
Total revenues	$1,537,226	$1,898,239	$2,259,523	$3,405,000	$3,700,000	$5,625,160

RESPONSE GENETICS

ResponseDX – Pipeline Opportunities/Market Potential in US

Current ResponseDX™ tests:

Lung (NSCLC)
(200,000 U.S./yr)

Gastric
(22,000 U.S./yr)

Colorectal (CRC)
(160,000 U.S./yr)

Total incidence: 360,000
Market potential: ~$600M



Pipeline ResponseDX™ tests:

Head and Neck
(40,000 U.S./yr)

Breast
(192,000 U.S./yr)

Ovarian
(22,000 U.S./yr)

Bladder
(55,000 U.S./yr)

Total incidence: 309,000
Market potential: ~$309M

RESPONSE GENETICS

Response Genetics Advantage

- DX Testing

- Clinically Relevant Proprietary Tests
- Competitive Pricing with Reimbursement
- Rapid Delivery of Results (5-7 days)

Licensing: Additional Revenue Source

- Synergy between ResponseDX™ and Pharma

ResponseDX™

- *Expand ResponseDX:Colon™ Panel by developing a clinical test for BRAF mutations*
- *Adapt test to other tumor types*

Pharma

- *Develop targeted agents to tumors harboring mutated BRAF*
- *Response Genetics licenses clinical test for BRAF mutation to GSK (Q1 2010)*

RESPONSE GENETICS

Response Genetics Advantage

- Pharma Partnering

- Experience with Global Clinical Trials
- Technology for Analysis of FFPE Clinical Tissue
- Bridged Assays on Multiple Platforms Globally
- Competitive Pricing
- Rapid Delivery of Results (5-7 days)

PERFORMANCE

Corporate Highlights: Q1-Q210

- Key Appointments to Executive Management
  - **CFO: David O'Toole,**
    - Previous CFO Abraxis Biosciences
  - **COO: Michael McNulty,**
    - Previous Diagnostics Manager at Agilent Technologies
- Expanded Sales Team by 25%
- Record Revenue from Both our ResponseDX™ tests and our Pharmaceutical Clients
- Launch of EML4-ALK Genetic Test for Lung Cancer
- Licensing of BRAF Mutational Test to GSK

Response Genetics (NASDAQ: RGDX) Financial Considerations - June 30, 2010

• Cash/Cash Equivalents:	$ 6.6M
• Total Revenue: 6M09/6M10	$ 3.4M/$9.3M*
• ResponseDX™ Rev.: 6M09/6M10	$ 0.7M/$5.2M*
• Net Loss: 6M09/6M10	($ 5.6/$2.5M)

- 18.3M shares outstanding

*Includes a $1.5M Adjustment for Accrual

RESPONSE GENETICS